Exhibit 10.50

AMENDMENT NO. 1 TO

SEPARATION AGREEMENT AND GENERAL RELEASE

This Amendment No. 1 (“Amendment”) to a Separation Agreement and General Release dated September 19, 2008  (“Agreement”) by and between Matthew Foster (“Foster”), an individual, and Ascent Solar Technologies, Inc., a Delaware corporation (“Ascent Solar”):

RECITALS

It was and is the intent of Foster and Ascent Solar that, as part of the Separation Benefits, vesting of all of Foster’s unvested stock options be accelerated, effective October 19, 2008.

AGREEMENT

Section 3(a) of the Agreement is hereby amended in its entirety as follows:

(a)          Acceleration of the vesting of all stock options to which Foster is entitled pursuant to option grants made on November 18, 2005, February 27, 2006 and December 3, 2007 under the Ascent Solar Technologies, Inc. 2005 Stock Option Plan and Stock Option Agreement, with the acceleration to be effective October 19, 2008.

ASCENT SOLAR TECHNOLOGIES, INC.			MATTHEW FOSTER

By:	/s/ Mohan Misra	9/25/08	/s/ Matthew Foster	9/25/08
Chairman of the Board		Date	Date